UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017 (May 30, 2017)

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania	19020
(Address of principal executive office)	(Zip code)

Registrant's telephone number, including area code: 215-639-4274

Not Applicable
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
( )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On Tuesday, May 30, 2017, Healthcare Services Group, Inc. (the "Company") held its annual meeting of shareholders for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2017. As of the Record Date of April 3, 2016, there were approximately 72,939,000 shares of common stock outstanding and entitled to notice of and to vote at the annual meeting. The final voting for the matters submitted to a vote of shareholders are as follows:

Management Proposals:

Proposal No. 1 — Election of Directors

At the annual meeting, shareholders voted for the election of nine Directors for a one-year term or until their successors are elected and qualified to fill the expiring terms of such Directors. All of the Company’s nominees for Director received the requisite plurality (i.e. the highest number of votes of the Company’s common stock in accordance with the bylaws of the Company and Section 1758 of the Pennsylvania Business Corporation Law) of the votes cast by the holders of shares present at the meeting in person or by proxy and entitled to vote thereon, and, accordingly, were elected to the Board of Directors for the ensuing year and until their successors are duly elected and qualified. Jude Visconto upon his re-election will serve as the Chairman of the Board. The voting results are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert L. Frome	44,297,071	18,841,277	6,018,047
Robert J. Moss	44,588,987	18,549,361	6,018,047
John M. Briggs	36,034,908	27,103,440	6,018,047
Dino D. Ottaviano	33,850,902	29,287,446	6,018,047
Theodore Wahl	46,067,855	17,070,493	6,018,047
Michael E. McBryan	46,070,715	17,067,634	6,018,047
Diane S. Casey	35,532,874	27,605,474	6,018,047
John J. McFadden	37,032,982	26,105,367	6,018,047
Jude Visconto	45,387,825	17,750,523	6,018,047

Proposal No. 2 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Grant Thornton LLP as the Company's independent registered public accountants for the current fiscal year ending December 31, 2017 has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
66,815,184	498,591	1,842,621	—

Proposal No. 3 — Advisory Vote on Executive Compensation

The proposal relating to an advisory vote on a non-binding resolution to approve the compensation of the Company's named executive officers has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
58,274,760	2,941,810	1,921,772	6,018,053

Proposal No. 4 — Advisory Vote on the Frequency of Shareholder Advice on Executive Compensation

One year received the most votes with respect to the proposal relating to the frequency of shareholder advice on the executive compensation of the Company's named executive officers as follows:

Three Years	Two Years	One Year	Broker Non-Votes
8,255,272	103,080	54,627,754	6,018,053

The Board has decided to conduct shareholder advisory votes on executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: May 31, 2017	By:	/s/ Jason J. Bundick
Name: Jason J. Bundick Title: General Counsel, Chief Compliance Officer & Secretary

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